Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 24 to Registration Statement No. 2-89834 of Mercury Global Holdings, Inc. (the “Fund”) on Form N-1A of our report dated January 10, 2003 appearing in the November 30, 2002 Annual Report of the Fund in the Statement of Additional Information which is part of this Registration Statement. We also consent to the reference to us under the caption “Financial Highlights” in the Prospectus, which is also part of such Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey March 19, 2003